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[SENTRY LOGO]

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                           Sentry Variable Account I




                                 THE PATRIOT

                  A FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
             FUNDED BY NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST





                                 ANNUAL REPORT

                                                               DECEMBER 31, 1996


                   SENTRY LIFE INSURANCE COMPANY OF NEW YORK

Dear Contract Owner:                                           February 15, 1997

Thank you for selecting the Patriot for your long-term investment needs. As always we appreciate the confidence you have in Sentry to provide you with this variable annuity program.

As an owner of the Patriot Variable Annuity, your contribution is invested in the Advisers Management Trust (AMT), managed by the investment firm of Neuberger & Berman Management Inc. The information below is provided by Neuberger & Berman on the four respective investment options available in the Patriot: the AMT Growth Portfolio, the AMT Balanced Portfolio, the AMT Limited Bond Portfolio and the AMT Liquid Asset Portfolio.

In 1996, the stock market continued its record-breaking run while the bond market raced up and down until settling on a positive note during the last third of the year. Generally, AMT Portfolio shareholders benefited from this wild ride.

During 1996, three of the best performing sectors of the AMT Growth Portfolio and the stock portion of the AMT Balanced Portfolio were financial services, restaurants and technology. The success of companies in the technology sector can be partly attributed to continued demand by end-users in combination with lower prices. Two lagging sectors during the year were Communications and Healthcare. These two sectors comprised about 8%-10% of the Portfolios during most of the year. Cable stocks went through their lowest valuations in 1996 due to worries about competition from the satellite industry. As a result, the Portfolios reduced positions in a few cable companies. The Portfolios increased exposure to HMOs during the year. Overall, this industry did not contribute positively to the Portfolios.

1996 ended on an upbeat note for the bond market and the AMT Limited Maturity Bond ("Limited Bond") Portfolio and the fixed income portion of the AMT Balanced Portfolio as yields across the curve fell during the last four months of the year. Yields that we focus on, in the 1- to 5-year part of the curve, ended the year higher than at the start of the year. In between, however, the bond market was on a roller coaster ride with interest rates falling early in the period, then rising extremely rapidly, and finally reversing its course once again for the final rally. Our weighted average portfolio duration ("duration" is a measure of a portfolio's exposure to interest rate risk) management during this period of volatility remained consistent with our trend-following style, and the Portfolios' risk level remained low compared to longer-duration bond funds. Corporate bonds remained the largest sector in the Portfolios as we continued to find value through our bottom-up bond selection process (looking at individual bonds rather than average sector prices) despite a generally expensive corporate market. Investments in mortgage-backed and asset-backed securities accounted for the majority of the remainder of the Portfolios.

The AMT Liquid Asset Portfolio ("Liquid Asset") took advantage of positive movement in the money markets and extended the weighted average maturity of the Liquid Asset Portfolio to a high of 73 days during the last quarter of 1996. When possible the Liquid Asset Portfolio selected issues from among those with six-month maturities to lock in higher rates, and whose credit quality continues to be exclusively first tier. There has not been any significant change in the spreads between Treasury and Agency issues versus commercial paper and bank issues. Therefore, the Liquid Asset Portfolio maintained the highest concentration in the commercial paper and bank issue sector of the short-term debt market at a spread of approximately 25 to 30 basis points over comparable Treasuries..

Please feel free to contact us at any time should you have questions about the Patriot or the information contained in this report.

Sincerely,

[SIG]

Harold A. Rice, President and Chief Operating Officer
Sentry Life of New York

The composition and holdings of the Portfolios are subject to change. Shares of the separate Portfolios of Neuberger & Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the Government Income, Growth, Limited Maturity Bond, Liquid Asset and Partners Portfolio may be purchased only by life insurance companies to be used with their separate accounts which fund variable annuity and variable life insurance policies. Shares of the Balanced Portfolio are also available as a underlying investment fund for certain qualified retirement plans.

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                  SENTRY LIFE INSURANCE COMPANY OF NEW YORK
                           SENTRY VARIABLE ACCOUNT I

                        STATEMENT OF ASSETS, LIABILITIES
                          AND CONTRACT OWNERS' EQUITY
                               December 31, 1996
ASSETS:

Investments at market value:

            Neuberger & Berman Advisers Management Trust:


    Liquid Asset Portfolio, 130,931
      shares (cost $130,931)                 $  130,931

    Growth Portfolio, 53,128
      shares (cost $1,214,467)                1,369,637

    Limited Maturity Bond Portfolio, 12,882
      shares (cost $178,730)                    180,995

    Balanced Portfolio, 16,765
      shares (cost $258,294)                    266,899
                                             ----------
      Total investments                       1,948,462

Dividends receivable                                498
                                             ----------
      Total assets                            1,948,960

LIABILITIES:

Accrued expenses                                  2,388
                                             ----------
CONTRACT OWNERS' EQUITY (NET ASSETS)         $1,946,572
                                             ==========



  The accompanying notes are an integral part of these financial statements

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                   SENTRY LIFE INSURANCE COMPANY OF NEW YORK
                           SENTRY VARIABLE ACCOUNT I

        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                 For the Years ended December 31, 1996 and 1995


                                               SUB-ACCOUNTS INVESTING IN:
                                              ----------------------------
                                                       LIQUID ASSET                     GROWTH
                                                         PORTFOLIO                    PORTFOLIO
                                              ----------------------------         ----------------------
                                                 1996                 1995            1996         1995
                                              ----------           ----------      ----------   ---------
Income:
  Dividends                                   $    9,428             $   14,308     $      546    $    2,714
Expenses:
  Mortality and expense risk                       2,598                  3,483         17,548        16,478
                                              ----------             ----------     ----------    ----------
Net investment income (loss)                       6,830                 10,825        (17,002)      (13,764)
                                              ----------             ----------     ----------    ----------
Realized net investment gain                          --                     --         62,366        55,298
Unrealized appreciation (depreciation), net           --                     --        (70,142)      264,104
Capital gain distributions received                   --                     --        127,915        36,370
Realized and unrealized gain (loss)           ----------             ----------     ----------    ----------
  on investments and capital
  gain distributions, net                             --                     --        120,139       355,772
                                              ----------             ----------     ----------    ----------
Net increase in contract owners'
  equity from operations                           6,830                 10,825        103,137       342,008
                                              ----------             ----------     ----------    ----------
Purchase payments                                 16,415                 25,819         29,244        68,166
Transfers between subaccounts, net                40,562                (75,873)        36,903        35,954
Withdrawals                                     (172,964)               (63,002)      (263,594)     (106,589)
Contract maintenance fees                           (462)                  (665)        (2,109)       (2,090)
Surrender charges                                   (686)                (1,173)          (517)         (532)
                                              ----------             ----------     ----------    ----------
Net decrease in contract owners'
  equity derived from principal transactions    (117,135)              (114,894)      (200,073)       (5,091)
                                              ----------             ----------     ----------    ----------
Total increase (decrease) in contract
  owners' equity                                (110,305)              (104,069)       (96,936)      336,917
Contract owners' equity at beginning of year     240,959                345,028      1,465,612     1,128,695
                                              ----------             ----------     ----------    ----------
Contract owners' equity at end of year        $  130,654             $  240,959     $1,368,676    $1,465,612
                                              ==========             ==========     ==========    ==========



   The accompanying notes are an integral part of these financial statements


    Limited Maturity                         Balanced
     Bond Portfolio                          Portfolio                               Total
-------------------------          -----------------------------           -------------------------------
   1996          1995                 1996               1995                 1996                 1995
----------    ----------           ----------         ----------           ----------           ----------

 $  22,382    $   15,713            $   6,319         $    3,731           $   38,675           $   36,466

     3,070         3,657                3,199              3,073               26,415               26,691
 ---------    ----------            ---------         ----------           ----------           ----------
    19,312        12,056                3,120                658               12,260                9,775
 ---------    ----------            ---------         ----------           ----------           ----------
    (3,138)          678                2,752              8,595               61,980               64,571
    (9,327)       14,549              (26,056)            34,855             (105,525)             313,508
        --            --               35,141              1,199              163,056               37,569
 ---------    ----------            ---------         ----------           ----------           ----------

   (12,465)       15,227               11,837             44,649              119,511              415,648
 ---------    ----------            ---------         ----------           ----------           ----------
     6,847        27,283               14,957             45,307              131,771              425,423
 ---------    ----------            ---------         ----------           ----------           ----------
       525           490               71,464             17,923              117,648              112,398
   (17,353)       13,132              (60,112)            26,787                   --                   --
  (117,736)      (16,059)             (41,065)          (214,339)            (595,359)            (399,989)
      (321)         (391)                (618)              (664)              (3,510)              (3,810)
       (42)         (145)                (716)            (3,410)              (1,961)              (5,260)
 ---------    ----------            ---------         ----------           ----------           ----------
  (134,927)       (2,973)             (31,047)          (173,703)            (483,182)            (296,661)
 ---------    ----------            ---------         ----------           ----------           ----------
  (128,080)       24,310              (16,090)          (128,396)            (351,411)             128,762
   308,715       284,405              282,697            411,093            2,297,983            2,169,221
 ---------    ----------            ---------         ----------           ----------           ----------
$  180,635   $   308,715            $ 266,607         $  282,697           $1,946,572           $2,297,983
==========   ===========            =========         ==========           ==========           ==========

NOTES TO FINANCIAL STATEMENTS
December 31, 1996 and 1995

1.   ORGANIZATION AND CONTRACTS

     The Sentry Variable Account I (the Variable Account) is a segregated investment account of the Sentry Life Insurance Company of New York (the Company) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Variable Account was established by the Company on August 24, 1983 and commenced operations on May 3, 1984. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

     The assets of the Variable Account are invested in one or more of the portfolios of Neuberger & Berman Advisers Management Trust (the Trust) at the portfolio's net asset value in accordance with the selection made by the contract owners.

     A copy of the Neuberger & Berman Advisers Management Trust Annual Report is included in the Variable Account's Annual Report.


2.   SIGNIFICANT ACCOUNTING POLICIES

     VALUATION OF INVESTMENTS

     Investments in the Trust are valued by using net asset values which are based on the daily closing prices of the underlying securities in the Trust's portfolios.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME

     Securities transactions are recorded on the trade date (the date the order to buy and sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding investment gains and losses are determined on a specific identification basis.

     FEDERAL INCOME TAXES

     The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Variable Account are part of the total operations of the Company and are not taxed as a separate entity.

     Under Federal income tax law, net investment income and net realized investment gains of the Variable Account which are applied to increase contract owners' equity are not taxed.

December 31, 1996 and 1995

3.   EXPENSES

     A mortality and expense risk premium is deducted by the Company from the Variable Account on a daily basis which is equal, on an annual basis, to 1.20% (.80% mortality and .40% expense risk) of the daily net asset value of the Variable Account. This mortality and expense risk premium compensates the Company for assuming these risks under the variable annuity contract. The liability for accrued mortality and expense risk premium amounted to $2,388 at December 31, 1996.

     The Company deducts, on the contract anniversary date, an annual contract maintenance charge of $30, per contract holder, from the contract value by canceling accumulation units. If the contract is surrendered for its full surrender value, on other than the contract anniversary, the contract maintenance charge will be deducted at the time of such surrender. This charge reimburses the Company for administrative expenses relating to maintenance of the contract.

     There are no deductions made from purchase payments for sales charges at the time of purchase. However, a contingent deferred sales charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred which are related to contract sales. Contingent deferred sales charges apply to each purchase payment and are graded from 6% during the first contract year to 0% in the seventh contract year.

     Any premium tax payable to a governmental entity as a result of the existence of the contracts or the Variable Account will be charged against the contract value. Premium taxes up to 4% are currently imposed by certain states. Some states assess their premium taxes at the time purchase payments are made; others assess their premium taxes at the time of annuitization. In the event contracts would be issued in states assessing their premium taxes at the time purchase payments are made, the Company currently intends to advance such premium taxes and to deduct the premium taxes from a contract owner's contract value at the time of annuitization or surrender.


4.   INITIAL CAPITALIZATION

     Initial capital of $100,000 was provided by the Company for the establishment of the Variable Account. The Company removed the investment during 1996. The value at the disposal date was $260,491.

December 31, 1996 and 1995

5.   CONTRACT OWNERS' EQUITY

     Contract owners' equity is represented by accumulation units in the related Variable Account.

     At December 31, 1996 ownership of the Variable Account was represented by the following accumulation units and accumulation unit values:

                                         ACCUMULATION                   ACCUMULATION
                                         UNITS                          UNIT VALUE                       VALUE
                                         ------------                   ------------                     -----
       Liquid Asset Portfolio             7,787                         $ 16.78                          $  130,654
       Growth Portfolio                  34,509                           39.66                           1,368,676
       Limited Maturity Bond Portfolio    7,846                           23.02                             180,635
       Balanced Portfolio                15,426                           17.28                             266,607
                                                                                                         ----------
         Total contract owners' equity                                                                   $1,946,572
                                                                                                         ==========

At December 31, 1996 significant concentrations of ownership were as follows:

                                            NUMBER OF
                                         CONTRACT OWNERS               PERCENTAGE OWNED
                                         ---------------               ----------------
       Liquid Asset Portfolio                 3                              39.2
       Growth Portfolio                       1                              16.8
       Limited Maturity Bond Portfolio        3                              43.2
       Balanced Portfolio                     1                              10.5

At December 31, 1995 ownership of the Variable Account was represented by the following accumulation units and accumulation unit values:


                                         ACCUMULATION                   ACCUMULATION
                                         UNITS                          UNIT VALUE                         VALUE
                                         ------------                   ------------                       -----
       Liquid Asset Portfolio               14,831                        $16.25                       $  240,959
       Growth Portfolio                     39,845                         36.78                        1,465,612
       Limited Maturity Bond Portfolio      13,818                         22.34                          308,715
       Balanced Portfolio                   17,273                         16.37                          282,697
                                                                                                       ----------
         Total contract owners' equity                                                                 $2,297,983
                                                                                                       ==========

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NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
December 31, 1996 and 1995

6.   PURCHASES AND SALES OF SECURITIES

In 1996, purchases and proceeds on sales of the Trust's shares aggregated $514,731 and $820,703, respectively, and were as follows:

                        LIQUID ASSET            GROWTH                  LIMITED MATURITY        BALANCED
                        PORTFOLIO               PORTFOLIO               BOND PORTFOLIO          PORTFOLIO               TOTAL
                        ------------            ---------               ----------------        ---------               -----
Purchases               $ 99,146                $243,774                $ 44,810                $127,001                $514,731
Proceeds on sales        208,377                 332,385                 160,354                 119,587                 820,703

In 1995, purchases and proceeds on sales of the Trust's shares aggregated $463,219 and $713,431, respectively, and were as follows:

                        Liquid Asset            Growth                  Limited Maturity        Balanced
                        Portfolio               Portfolio               Bond Portfolio          Portfolio               Total
                        ------------            ---------               ----------------        ---------               -----
Purchases               $130,408                $224,221                $44,776                 $ 63,814                $463,219
Proceeds on sales        234,578                 207,230                 36,035                  235,588                 713,431

                      REPORT OF INDEPENDENT ACCOUNTANTS

THE BOARD OF DIRECTORS
SENTRY LIFE INSURANCE COMPANY OF NEW YORK
     AND
THE CONTRACT OWNERS OF
SENTRY VARIABLE ACCOUNT I:

We have audited the accompanying statement of assets, liabilities and contract owners' equity of the Liquid Asset Portfolio, Growth Portfolio, Limited Maturity Bond Portfolio and Balanced Portfolio of the Sentry Variable Account I as of December 31, 1995, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of Sentry Life Insurance Company of New York's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Liquid Asset Portfolio, Growth Portfolio, Limited Maturity Bond Portfolio and Balanced Portfolio of the Sentry Variable Account I as of December 31, 1995, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended in conformity with generally accepted accounting principles.


/S/ COOPERS & LYBRAND L.L.P.

Chicago, Illinois
February 10, 1997